Exhibit 99.1

Investor Presentation

May 2013

Disclosure Statements

Safe Harbor Statement – This presentation and statements made by representatives of Matador Resources Company (“Matador” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to our financial and operational performance: general economic conditions; our ability to execute our business plan, including whether our drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; our ability to replace reserves and efficiently develop our current reserves; our costs of operations, delays and other difficulties related to producing oil, natural gas and natural gas liquids; our ability to make acquisitions on economically acceptable terms; availability of sufficient capital to execute our business plan, including from our future cash flows, increases in our borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement.

Cautionary Note – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. Potential resources are not proved, probable or possible reserves. The SEC’s guidelines prohibit Matador from including such information in filings with the SEC.

2

Company Summary

Company Overview

Completed IPO of 14,883,334 shares (12,209,167 primary) including overallotment at $12.00/share in March 2012

Exchange: Ticker NYSE: MTDR

Shares Outstanding(1) 55.9 million common shares

Share Price(1) $9.65/share

Market Capitalization(1) $539.1 million

2012 Actual 2013 Guidance

Capital Spending $335 million $325 million

Total Oil Production 1.214 million barrels 1.8 to 2.0 million barrels Total Natural Gas Production 12.5 billion cubic feet 11.0 to 12.0 billion cubic feet Oil and Natural Gas Revenues $156.0 million $220 to $240 million(2)

Adjusted EBITDA(3) $115.9 million $155 to $175 million(2)

(1)	As of May 15, 2013

(2) Estimated 2013 oil and natural gas revenues and Adjusted EBITDA at midpoint of production guidance range as updated on May 8, 2013. Guidance includes actual results for 1Q 2013 and estimated results for the remainder of 2013. Estimated average realized prices for oil and natural gas used in these estimates were $99.00/Bbl and $4.00/Mcf, respectively, for the period April through December 2013 (3) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see Appendix

4

Matador History

Predecessor Entities

Foran Oil & Matador Petroleum

?Founded by Joe Foran in 1983

?Foran Oil funded with $270,000 in contributed capital from 17 friends and family members

?Sold to Tom Brown, Inc.(1) in June 2003 for an enterprise value of $388 million in an all-cash transaction

Matador Today

Matador Resources Company

?Founded by Joe Foran in 2003 with a proven management and technical team and board of directors

?Grown through the drill bit, with focus on unconventional reservoir plays, initially in Haynesville

?In 2008, sold Haynesville rights in approximately 9,000 net acres to Chesapeake for approximately $180 million; retained 25% participation interest, carried working interest and overriding royalty interest

?Relatively early in the play, redeployed capital into the Eagle Ford, acquiring over 30,000 net acres for approximately $100 million, most in 2010 and 2011

?Capital spending focused on developing Eagle Ford and transition to oil

?IPO in February 2012 (NYSE: MTDR) had net cash proceeds of approximately $136.6 million

(1)	Tom Brown purchased by Encana in 2004
5

Matador Resources Snapshot

Average Daily Production(1) 10,897 BOE/d

Oil Production(1) (% total) 5,115 Bbl/d (47%)

Gas Production(1) (% total) 34.7 MMcf/d (53%)

Proved Reserves @ 3/31/13 23.6 million BOE

% Proved Developed 60%

% Oil 45%

2013E CapEx $325 million

% South Texas ~78%

% Oil and Liquids ~98%

2013E Anticipated Drilling 31.3 net wells

South Texas 27.4 net wells

West Texas / New Mexico 3.0 net wells

Gross Acreage(2) 161,997 acres

Net Acreage(2) 103,480 acres

Engineered Drilling Locations(3)(4) 873 gross / 413 net

(1)	Average daily production for the three months ended March 31, 2013
(2)	At May 15, 2013
(3)	At December 31, 2012

(4) Identified and engineered Tier 1 and Tier 2 locations identified for potential future drilling, including specified production units and estimated lateral lengths, costs and well spacing using objective criteria for designation.

~78% 2013E CapEx

6

Investment Highlights

Strong Financial Position and Prudent Risk Management

High Quality Asset Base in Attractive Areas

Eagle Ford provides immediate oil-weighted value and upside

Expanding acreage position in Southeast New Mexico and West Texas

Other key assets provide long-term option value on natural gas, with Haynesville, Bossier and Cotton Valley assets all essentially held by production (HBP)

Proven Management and Technical Team and Active Board of Directors

Management averaging over 25 years of industry experience

Board with extensive industry experience and expertise as well as significant company ownership

Strong record of stewardship for nearly 30 years

Strong Growth Profile with Increasing Focus on Oil / Liquids

Oil production up almost five-fold in 2011 and up almost eight-fold in 2012

2013E capital expenditure program focused on oil and liquids exploration and development

7

Matador’s Continued Growth

TOTAL OIL AND

TOTAL OIL PRODUCTION(1) NATURAL GAS REVENUES(1) ADJUSTED EBITDA(1)(2)

1,900 $230.0 $165.0

$156.0 $115.9 1,214 millionsmillions in in

$67.0 $49.9

$30.6 $34.0 $23.6

$18.4 154 $19.0 $15.2

$14.0 $8.1

22 37 30 33

2007 2008 2009 2010 2011 2012 2013E 2007 2008 2009 2010 2011 2012 2013E 2007 2008 2009 2010 2011 2012 2013E

Growth Since the IPO

(1) 2013 estimates at midpoint of guidance range as updated on May 8, 2013. Guidance includes actual results for 1Q 2013 and estimated results for the remainder of 2013. Estimated average realized prices for oil and natural gas used in revenue and Adjusted EBITDA estimates were $99.00/Bbl and $4.00/Mcf, respectively, for the period April through December 2013 (2) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see Appendix

8

Growth in PV-10(1) from Proved Reserves

millions—10, PV

2008 (2) 2009 (2) 2010 (2) 2011 (2) 2012 (2)

(1) PV-10 is a non-GAAP financial measure. For a reconciliation of Standardized Measure (GAAP) to PV-10 (non-GAAP), see Appendix (2) At December 31 of each respective year

Haynesville Total Resource Potential – Price Sensitivity

$800

Haynesville—Tier 2 (Undrilled), $millions $700

Haynesville—Tier 1 (Undrilled), $millions $98

$600 Haynesville Proved Producing, $millions

$500 $ millions

, $400

(1)

10 $489

- $18 PV $300

$200 $258

$142 $100 $84

$26 $76 $110

$50 $59

$25 $42 $0

$3.00 $4.00 $4.50 $5.00 $6.00 $8.00 Gas Price(2), $/Mcf

(1) PV-10 is a non-GAAP measure. For a reconciliation of Standardized Measure (GAAP) to PV-10 (non-GAAP), see Appendix. All PV-10 values estimated as of March 31, 2013 (2) NYMEX gas price, less property-specific differentials

Eagle Ford

South Texas

Eagle Ford and Austin Chalk Overview

Proved Reserves @ 3/31/13 14.5 million BOE

% Proved Developed 50%

% Oil / Liquids 73%

Daily Oil Production(2) 5,047 Bbl/d

Gross Acres(3) 41,302 acres

Net Acres(3) 27,720 acres

Eagle Ford(3)(4) 27,720 acres

Austin Chalk(3)(4) 17,171 acres

2013E Anticipated Drilling 27.4 net wells

2013E CapEx Budget $242.7 million

Engineered Drilling Locations(3)(5) 274 gross / 221 net

(1)	Total drilled and completed wells operated by Matador as of March 31, 2013
(2)	Average daily oil production for the three months ended March 31, 2013
(3)	At May 15, 2013

(4) Some of the same leases cover the net acres shown for Eagle Ford and Austin Chalk. Therefore, the sum for both formations is not equal to the total net acreage

(5) Identified and engineered Tier 1 and Tier 2 locations identified for potential future drilling, including specified production units and estimated lateral lengths, costs and well spacing using objective criteria for designation

Drilled and completed 38 gross / 36.5 net operated wells to date(1)

Acreage positioned in some of the most active counties for Eagle Ford and Austin Chalk

One rig running currently, primarily focused on oil and liquids; expect to return to two-rig program in September 2013 2013E capital expenditure program focused on oil and liquids development Proved reserves growth from 4.7 million BOE at December 31, 2011 and less than 0.1 million BOE at December 31, 2010

Value of Proved Reserves Up 70% and Shifting to Oil Over Past Year

Cotton Valley SE New Mexico

$5.8 million, 1% $2.0 million, 0%

SE New Mexico

$2.4 million, 1% Haynesville

Cotton Valley $21.8 million, 5%

$19.5 million, 8%

Haynesville Eagle Ford

$96.6 million, 39% $130.2 million, 52% Eagle Ford

$393.6 million, 93%

December 31, 2011 December 31, 2012

PV-10(1): $248.7 million(2) PV-10(1): $423.2 million(3)

(Standardized Measure = $215.5 million) (Standardized Measure = $394.6 million)

Proved Producing Reserves PV-10(1): $154.1 million Proved Producing Reserves PV-10(1): $297.5 million

(1) PV-10 is a non-GAAP financial measure. For a reconciliation of Standardized Measure (GAAP) to PV-10 (non-GAAP), see Appendix

(2)	Future undiscounted net revenue of $494.8 million using YE 2011 SEC pricing of $94.65/Bbl oil and $3.731/MMBtu gas
(3)	Future undiscounted net revenue of $704.2 million using YE 2012 SEC pricing of $91.21/Bbl oil and $2.757/MMBtu gas

Eagle Ford Properties are in Good Neighborhoods

Highlights

?Matador’s acreage in counties with robust transaction activity – “good neighborhoods”

?Transaction values ranging from $10,000 to $30,000 per acre

?Matador’s Eagle Ford position approximately 28,000 net acres

?Acreage in both the eastern and western areas of the play

?Approximately 90% of acreage in prospective oil and liquids windows

?Acreage offers potential for Austin Chalk, Buda, Pearsall and other formations

?Good reputation with land and mineral owners

Note: All Matador acreage at May 15, 2013 and all other acreage based on public information as of April 2013

Eagle Ford Properties


EAGLE FORD ACREAGE TOTALS
41,302 gross / 27,720 net acres
EAGLE FORD EAST
7,730 gross / 6,330 net acres
EOG OPERATED, MTDR WI ~21%
11,588 gross / 2,240 net acres
GLASSCOCK (WINN) RANCH
8,891 gross / 8,891 net acres
EAGLE FORD WEST
13,093 gross / 10,259 net acres
Matador Resources Acreage
Bexar
San Antonio
Uvalde
Medina
Gonzales
Wilson
Atascosa
Zavala
Frio
Karnes
Dewitt
Goliad
Dimmit
La Salle
Bee
McMullen
Live Oak
Webb
OIL FAIRWAY
COMBO LIQUIDS / GAS FAIRWAY
DRY GAS FAIRWAY
MRC/EOG
Glasscock Ranch
Shelton
Pena
ZLS
Newman
Martin Ranch
Northcut
Troutt
Affleck
Sutton
Nickel Ranch
Hennig
Lawton
Finney
Keseling
Love
Cowey
RCT Wilson
Repka
Lyssy
Sickenius
Danysh
Pawelek

Note: All acreage at May 15, 2013

15

2012 Operated Eagle Ford Completion Results – 24 Hour IP Tests

Well Name	County	Completion Date	Perforated Length[1] Total (ft.)	Top Perf[2] (ft.)	Frac Stages	Oil IP[3][4] (Bbl/day)	Gas IP[3][4] (Mcf/day)	Oil Equiv IP[5] (BOE/day)	Choke (inch)	Pressure (psi)
2012 Wells										
Martin Ranch A 8H	La Salle	1/28/2012	6,092	9,559	21	1,089	831	1,228	26/64	1,750
Martin Ranch A 6H	La Salle	2/8/2012	6,509	9,550	22	689	1,714	975	26/64	1,650
Martin Ranch A 7H	La Salle	2/12/2012	4,902	9,502	17	609	481	689	26/64	1,040
Martin Ranch B 4H	La Salle	2/18/2012	3,801	9,701	13	595	968	756	26/64	1,320
Matador Sickenius Orca 1H	Karnes	3/16/2012	5,712	10,897	19	785	540	875	26/64	820
Northcut A 1H	La Salle	3/23/2012	4,446	9,209	15	503	592	682	26/64	1,000
Matador Danysh Orca 1H	Karnes	4/1/2012	4,962	11,537	17	1,012	1,126	1,200	26/64	1,175
Northcut A 2H	La Salle	5/1/2012	4,503	9,273	15	758	761	885	24/64	950
Matador Pawelek Orca 1H	Karnes	6/5/2012	6,103	11,231	20	670	739	793	16/64	2,510
Matador Pawelek Orca 2H	Karnes	6/7/2012	6,202	11,240	28	861	755	987	16/64	2,460
Matador Danysh Orca 2H	Karnes	6/10/2012	5,115	11,331	17	750	746	874	16/64	2,675
Glasscock Ranch 1H	Zavala	6/27/2012	5,352	7,166	18	307	0	307	pump	140
Matador K. Love Orca 1H	DeWitt	8/10/2012	5,077	13,048	17	1,793	2,171	2,155	16/64	5,280
Matador K. Love Orca 2H	DeWitt	8/11/2012	4,871	12,830	17	1,757	2,126	2,111	16/64	5,900
Northcut B 2H	LaSalle	9/6/2012	4,777	9,131	16	410	315	463	16/64	1,175
Northcut B 1H	LaSalle	9/12/2012	4,798	9,085	16	423	169	451	16/64	1,500
Matador Sickenius Orca 2H	Karnes	9/16/2012	5,982	10,829	25	851	556	944	16/64	2,000
Martin Ranch A 12H	LaSalle	10/4/2012	4,897	9,507	21	640	1,955	966	16/64	1,680
Matador K. Love Orca 4H	DeWitt	11/4/2012	4,012	12,611	14	1,509	841	1,649	16/64	4,900
Matador K. Love Orca 3H	DeWitt	11/6/2012	4,777	12,787	16	1,456	1,585	1,720	16/64	4,775
Martin Ranch B 13H	LaSalle	11/22/2012	5,364	9,476	23	519	162	546	14/64	2,125
Martin Ranch B 9RH	LaSalle	11/25/2012	5,364	9,428	23	482	240	522	14/64	2,000
Frances Lewton 2H	DeWitt	12/5/2012	6,277	13,072	21	1,178	4,203	1,879	14/64	6,150
Matador Cowey Orca 1H	DeWitt	12/9/2012	3,332	13,593	13	580	3,325	1,134	12/64	8,000
Northcut A 4H	LaSalle	12/18/2012	4,592	9,069	16	395	139	418	14/64	1,580
Average			**5,113**		**18.4**	**828 Bbl/day**	**1,082 Mcf/day**	**1,008 BOE/day**		

1) Total length of perforated lateral from the first perforation to the last perforation
2) Top perf is measured depth
3) Rates as reported to the Texas Railroad Commission via W-2 or G-1 form
4) Rates are based on actual, stabilized, 24 hour production on a constant choke size
5) Oil equivalent rates are based on a 6:1 ratio of six Mcf of gas per one Bbl of oil

16

Well Improvement with Evolution of Frac Design

Eagle Ford East Offsetting Wells: Example 1

1,000

900

Fourth Generation Design

First Generation Design

800

700

Bbl/d 600

Rate, 500

Production 400

300

200

100

0

0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000

Cumulative Oil Production, Bbl

Eagle Ford Middle Offsetting Wells: Example 2

1,000

900

Third Generation Design

Second Generation Design

800

700

Bbl/d 600

Rate, 500

Production 400

300

200

100

0

0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000

Cumulative Oil Production, Bbl

Eagle Ford Middle Offsetting Wells: Example 3

1,000

900

Fourth Generation Deisgn

Second Generation Design

800

Bbl/d 700

600

Rate, 500

Production 400

300

200

100

0

0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000

Cumulative Oil Production, Bbl

Recent Eagle Ford West Well Performance

with Fourth Generation Frac

Oil Prod Gas Prod Flowing Press

600 1,400

Install Packer

1,200

500

1,000

400

PSI

Mcf/d 800

Gas, 300

and 600 Pressure,

200

Bbl/d 400

Oil,

100

200

0 0

0 5,000 10,000 15,000 20,000 25,000

Cumulative Production, Bbl Oil and Mcf Gas (First 120 Days)

Note: First well on this lease

Vertical Depth: 7,424 ft.

Lateral Length: 4,762 ft.

Eagle Ford Well Costs Declined During 2012 – Western Acreage

Note: Wells are displayed in chronological order. Wells drilled and completed using two casing strings. Well drilling and completions costs only; costs do not include pipelines and lease facilities.

Eagle Ford Well Costs Declined During 2012 – Eastern Acreage

Note: Wells are displayed in chronological order. Wells drilled and completed using two casing strings. Well drilling and completions costs only; costs do not include pipelines and lease facilities.

Average Frac Stage Cost per Well

$450,000

Bauxite White Sand Resin-Coated Sand

$400,000

$350,000

$300,000

Cost $250,000

Stage

Average $200,000 $150,000

$100,000

$50,000

$0

1	2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32

Note: Wells are displayed in chronological order; includes all Matador operated wells drilled and completed through December 31, 2012

Eagle Ford Well Estimated ROR as a Function of EUR and Well Cost

$90.00/Bbl NYMEX oil; $3.00/Mcf NYMEX natural gas

Western Acrege

Eastern Acrege

Note: Individual well economics only. NGL price differential +$1.85/Mcf. Oil price differential +$7.00/Bbl.

Recent Technical Advancements in the Eagle Ford

Rotary Steerable Tools

Drilling time in curve and lateral reduced by two days

Measurement While Drilling (MWD) telemetry closer to drill bit

Improves ability to stay in “sweet-spot”

Removes sumps and high-angle curves

Improved frac design

Generation 5 frac design

25 to 40 foot fracture spacing (20% to 100% more fractures than generation 2 design)

40 Bbl/ft frac fluid (100% increase from generation 2 design)

1,700 lbs/ft (50% increase from generation 2 design)

Cut frac stage cost by 20% (compared to generation 2 design)

Zipper fracs

Daily fixed cost reduced by 20%

Increases drainage efficiency

Choke size reduction

Delays effects of pressure-dependent formation permeability

Increases Estimated Ultimate Recovery (EUR)

Delays installation of artificial lift

Lowers bottom-hole pressure differential

Mitigates damage to proppant pack

Artificial lift

Pumping units with pump-off controllers on low gas/oil ratio (GOR) wells

Gas-lift valves on high gas/oil ratio (GOR) wells

Drilling Times and Efficiencies

First 4 Wells

Recent Wells

*	Bold wells utilized rotary steerable systems

Note: As of January 25, 2013

Emerging Multi-Pay Area in Eagle Ford Oil Fairway and MTDR Acreage

Guadalupe

Bexar

San Antonio Gonzales

Uvalde Medina

Multi-Pay Fairway

with Pearsall, Austin Chalk and Buda potential Wilson

Dewitt

Atascosa

Zavala Frio Karnes

Goliad

OIL FAIRWAY

Bee

Dimmit La Salle

McMullen Live Oak

Webb Matador Resources Acreage

DRY GAS FAIRWAY

Note: All acreage at May 15, 2013

Delaware Basin

Southeast New Mexico and West Texas

Southeast New Mexico / West Texas

Gross Acres(1) 30,605 acres

Net Acres(1) 20,303 acres

Foothold of existing production and reserves

Acreage position in good neighborhoods,

surrounded by other operators’ ongoing

INDIAN RANGER- drilling

DRAW EDDY LEA QUERECHO ? During March and April 2013, acquired

14,700 gross and 12,500 net acres in Lea

and Eddy Counties, New Mexico

Company considers approximately 22,900

gross and 18,100 net acres to be prospective

for multiple oil and liquids-rich targets,

including the Wolfcamp and Bone Spring

LOVING plays

WOLF

(1)	Total acreage in Southeast New Mexico and West Texas at May 15, 2013

Wolfbone Play in the Delaware Basin (West Texas) Stratigraphic Column

Horizontal Targets

Avalon Shale

Depth: 7,900’ – 8,300’ (Oil Window)

Density Porosity: 12-14%

Thickness: 300-500 ft.

Normal Pressure (0.45 psi/ft.)

Total Organic Carbon (TOC) 5-8%

XRD: 15-20% clay and 40-60% silica

IP: 100-270 Bbl/d 200-1,200 Mcf/d

1st 2nd 3rd Bone Spring

Depth: 8,500’ – 10,600’ (Oil Window)

Density Porosity: >10%

Thickness: 10-100 ft.

Normal Pressure (0.45 psi/ft.)

IP: 10-600 Bbl/d 500-2,500 Mcf/d

Upper Wolfcamp

Depth: 10,500’ – 10,600’ (Oil Window)

Density Porosity: >10%

Thickness: 280-350 ft.

Geopressure (0.7psi/ft.)

IP: 121-900 Bbl/d 250-3,300 Mcf/d

Middle Wolfcamp

Depth: 11,500’ – 12,000’

Density Porosity: 12-15%

Thickness: 200-300 ft.

Geopressure (0.7psi/ft.)

Total Organic Carbon (TOC) 2-4%

Note: Information from public sources

Ranger Prospect Area: Proposed Wolfbone

Multi-Zone Exploration Program and Surrounding Results

Bone Spring / Upper

Wolfcamp

Concho Concho Type Log

LLS

Condor State #1H 0.2 2000

GR(CTR) LLD

Condor State #1H 0150 0.2 2000

2	2nd ndBoneBone Spring Spring

AmtexAmtex Energy Energy IPIP (Oct(Oct 2012) 2012)

0

5
7

TeapotTeapot 2H 2H 339339 BOPD BOPD 7

2	2nd ndBoneBone Spring Spring

0

0

0

11 mo.mo. cum: cum: Concho 8

5252 MBO;MBO;3737 MMcf MMcf AirCobra 12 #2H Bone Spring Lime.

3rd Bone Spring 0

5
2
8

Cimarex Energy 17 mo.cum:

Cimarex Energy 246 MBO; 132 MMcf

Mallon 35 Fed 4H 0

0

5

Mallon 35 Fed 4H 8

3	3rd rdBoneBone Spring Spring

19 mo.cum:

0

19 mo.cum: 5

7

33 MBO; 20 MMcf 8

33 MBO; 20 MMcf

0

0

XOG Operating Concho Concho 0

33 RiversRivers Oper Oper (Vertical well) HaumeaHaumeaSt.St. #2H #2H 9

EagleEagle22 StateState 6H 6H Jordan B #1 2 2nd ndBoneBone Spring Spring

0

5
2
3	3rd rdBoneBone Spring Spring Wolfcamp CompletedCompleted MarchMarch 2013 2013 9 1st Bone Spring Sand

22 mo.mo. cum: cum: 20 years cum: NowNow FlowingFlowing Back Back

0

32 MBO; 13 MMcf 0

5

32 MBO; 13 MMcf 386 MBO; 5 Bcf 9

0

5
7

9

0 nd

0

0

Legacy Operating 0 2 Bone Spring Sand

1

Lee Unit 4H

0

3rd Bone Spring 5

2

0

1

16 mo.cum:

63 MBO; 55 MMcf

0

0

5

0

1

Cimarex Energy

0

Lynch 23 Fed #1H 5

7

0

Concho 1

3rd Bone Spring (Vertical well)

13 mo.cum:

0

Neuhaus 14 Fed #2 0

0

1

142 MBO; 99 MMcf 1 3rd Bone Spring Sand

Wolfcamp

0

Concho 8 years cum: 5

2
1

Stratojet 31 State #1H 156 MBO; 2 Bcf 1 Wolfcamp

2nd Bone Spring

0

0

5
1

18 mo.cum: 1

316 MBO; 378 MMcf Proposed location for

Note: All acreage at May 15, 2013. Well information from public sources as of April 2013. Matador 2013 test well

Wolf Leasehold: Proposed Wolfbone

Multi-Zone Exploration Program and Surrounding Results

Chesapeake Chesapeake Chesapeake

Johnson 1-86 (1H) Johnson 1-88 Lov #1H Johnson 1-76 (1H)

Wolfcamp Wolfcamp Wolfcamp

17 mo.cum: 10 mo.cum: 22 mo.cum:

122 MBO; 344 MMcf 72 MBO; 295 MMcf 140 MBO; 475 MMcf

Chesapeake

Johnson 1-75 Lov #1H

Wolfcamp

6	mo.cum:

51 MBO; 120 MMcf

OXY

Reagan-McElvain #1H

Wolf Energy Spud 6/27/2012

Dorothy White #1 IP: 570 BOPD 2.6 MMcf/d

(Vertical well) 2 mo.cum:

3rd BS / Upr Wolfcamp 37 MBO; 92 MMcf

17 years cum:

25 MBO; 92 MMcf Energen

Katie 1-72

Wolf Energy Wolfcamp

Wolf #1 5 mo.cum:

(Vertical well) 40 MBO; 120 MMcf

3rd BS / Upr Wolfcamp

33 years cum:

58 MBO; 620 MMcf Energen

Bushmaster 1-58

Wolfcamp

4	mo.cum:

Energen 27 MBO; 100 MMcf

Grayling 1-69

IP: 791 BOPD 7.3 MMcf/d

3,500 psi FTP Energen

4	mo.cum: 40 MBO; 370 MMcf Black Mamba 1-57

on restricted choke Wolfcamp

3	mo.cum:

61 MBO; 180 MMcf

Proposed location for

Matador 2013 test well

Note: All acreage at May 15, 2013. Well information from public sources as of April 2013.

Haynesville & Cotton Valley

Northwest Louisiana and East Texas

Tier 1 Haynesville and Elm Grove Cotton Valley Acreage Positions –

Almost all prospective Haynesville acreage is HBP

TIER 3: 2 – 4 Bcf

BOSSIER

CADDO TIER 2: 4 – 6 Bcf

BIENVILLE

TIER 1: 6 – 10+ Bcf

MTDR CV

Horizontal

T. Walker #1H

Elm Grove Cotton Valley: Tier 1 Haynesville:

49 Net Locations 50 Net Locations

Matador Operated Acreage: 12,568 gross, 5,737 net

Acreage: 9,980 gross, 9,800 net Locations: 397 gross, 50 net (@ 7

Locations: 71 gross, 49 net (@ 3-4 locations/section)

locations/section) Potential Resource(1): 250 – 310 Bcf net

Potential Resource(1): 135 – 170 Bcf net MTDR Haynesville

L.A. Wildlife #1H RED RIVER

MTDR Haynesville

Williams (BLM) #1H

(1) Potential resource should not be considered proved natural gas reserves. Potential resource may be converted to proved natural gas reserves as a result of successful drilling operations and higher natural gas prices

Note: Matador does not include any of these potential resources in its proved natural gas reserves at March 31, 2013

Note: All acreage at May 15, 2013

Haynesville Well Economics – Tier 1 Area

%

Return,

of

Rate

Natural Gas Price, $/Mcf

Note: Individual well economics only. D&C cost = drilling and completion cost. Natural gas price differential = ($0.85)/Mcf.

Cotton Valley Horizontal Well Economics

Note: Individual well economics only. D&C cost = drilling and completion cost. Natural gas price differential = (10%)

Gracie

Wyoming, Utah and Idaho

Matador Gracie Project Total Prospect Acreage

WYOMING IDAHO UTAH

WYOMING

IDAHO UTAH

Crawford Federal #1H

61,897 gross acres 30,492 net acres

?Crawford Federal #1H WYOMING completion scheduled for summer 2013

Note: All acreage at May 15, 2013

Southwest Wyoming Stratigraphy and Target Zones

Crawford Federal #1:

Drilled straight hole in late 2011

2% TOC

Cretaceous Shales Encountered 161’ Meade Peak with 46’

of main pay

Recovered 50’ conventional core

across pay zone

TOCave 4.52% (Maximum 14.2%)

Thermally mature: Ro 1.69%

13% TOC

Meade Peak Shale ?Porosity Average: 3.0–5.0%

Micro-Darcy Permeability

Drilled 2,500-ft horizontal lateral in late

2012; plan to complete in summer 2013

Lamberson, Paul, 1982, The Fossil

Basin and its Relationship to

the Absaroka Thrust System,

Wyoming and Utah, RMAG

Financial Overview

2013 Financial Expectations

2013 Revenue and Adjusted EBITDA(1)(2)

??Estimated oil and natural gas revenues of $220 to $240 million

- Mid-point is an increase of 47% from $156.0 million in 2012

??Estimated Adjusted EBITDA(1)(2) of $155 to $175 million

- Mid-point is an increase of 42% from $115.9 million in 2012

??Adjusted EBITDA(1)(2) growth expected to be impacted by lower oil price realizations and an estimated decrease of approximately $13 million in realized hedging gains compared to 2012

2013 Operating Costs(3)

??Estimated average unit costs per BOE

? Production taxes/marketing = $4.30

? Lease operating = $9.50

? G&A = $5.20

? Operating cash costs, excluding interest = $19.00

? DD&A = $30.00

Oil and Natural Gas Revenues(2) (millions)

Adjusted EBITDA(1)(2) (millions)

(1) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see Appendix (2) Estimated 2013 oil and natural gas revenues and Adjusted EBITDA at midpoint of production guidance range as updated on May 8, 2013. Guidance includes actual results for 1Q 2013 and estimated results for the remainder of 2013. Estimated average realized prices for oil and natural gas used in these estimates were $99.00/Bbl and $4.00/Mcf, respectively, for the period April through December 2013.

(3)	Consistent with updated guidance provided on May 8, 2013.

2013 Capital Investment Plan Highlights

?2013 projected capital expenditures of approximately $325 million

??Drill and complete or participate in 48 gross/31.3 net wells in 2013

??Including 31.0 gross/25.8 net Eagle Ford Shale and 3.0 gross/3.0 net Bone Spring/Wolfcamp

??Also includes 3.0 gross/1.6 net exploratory Austin Chalk, Buda and Edwards tests

??Includes approximately $25 million for pipelines/facilities and $40 million for land/seismic acquisition

??Compares to 2012 drilling program of 58 gross / 27.6 net wells for $334.6 million in capital expenditures, including 28 gross / 24.5 net Eagle Ford Shale wells

??2013 expenditures are estimated to be funded 50% through cash flows and 50% through borrowings under revolving credit facility

?2013 Production Expectations

??Oil production of 1.8 to 2.0 million barrels – mid-point up 58% from 1.2 million barrels in 2012

??Natural gas production of 11.0 to 12.0 Bcf – mid-point down 8% from 12.5 Bcf in 2012

?2013 Financial Expectations(1)

??Oil and natural gas revenues of $220 to $240 million – mid-point up 47% from $156.0 million in 2012

??Adjusted EBITDA(2) of $155 to $175 million – mid-point up 42% from $115.9 million in 2012

??Total borrowings outstanding estimated to be $320 to $330 million at YE 2013

?Maintain financial discipline by funding 2013 capital expenditures through operating cash flows and borrowings under revolving credit facility

??2013 oil production volumes well hedged to protect cash flows below about $88/Bbl oil price

??Current borrowings are less than 2x estimated 2013 operational cash flows

(1) Estimated 2013 oil and natural gas revenues and Adjusted EBITDA at midpoint of guidance range as updated on May 8, 2013. Guidance includes actual results for 1Q 2013 and estimated results for the remainder of 2013. Estimated average realized prices for oil and natural gas used in these estimates were $99.00/Bbl and $4.00/Mcf, respectively, for the period April through December 2013.

(2) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see Appendix

First Quarter 2013 Earnings Release Highlights

Production Growth

?Oil production of 460,000 Bbl for the quarter ended March 31, 2013, a year-over-year increase of 130% from 200,000 Bbl of oil produced in the quarter ended March 31, 2012 and a sequential increase of 8% from 426,000 Bbl of oil produced in the quarter ended December 31, 2012

?Average daily oil equivalent production of approximately 10,900 BOE per day for the quarter ended March 31, 2013, consisting of about 5,100 Bbl of oil per day and 34.7 MMcf of natural gas per day, a year-over-year BOE increase of 36% from approximately 8,000 BOE per day, consisting of about 2,200 Bbl of oil per day and 34.9 MMcf of natural gas per day, for the quarter ended March 31, 2012

Financial Performance

?Total realized revenues of $59.7 million in the first quarter of 2013, including $0.4 million in realized gain on derivatives, a year-over-year increase of 85% from total realized revenues of $32.2 million, including $3.1 million in realized gain on derivatives, reported in the first quarter of 2012

?Oil and natural gas revenues of $59.3 million for the quarter ended March 31, 2013, a year-over-year increase of 103% from $29.2 million reported for the quarter ended March 31, 2012

?Adjusted EBITDA(1) of $40.7 million for the quarter ended March 31, 2013, a year-over-year increase of 91% from $21.3 million reported for the quarter ended March 31, 2012

Acreage Acquisitions

?During March and April 2013, acquired an additional 14,700 gross and 12,500 net acres in Lea and Eddy Counties, New Mexico

?Consider approximately 22,900 gross and 18,100 net acres to be prospective for multiple oil and liquids-rich targets, including the Wolfcamp and Bone Spring play

(1) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see Appendix

Financial Performance

Average Daily Production Oil and Natural Gas Revenues

(BOE/d) ($ in mm)

12,000 $70.0

10,897

$59.3

10,000 $60.0

8,023 $50.0

8,000

6,300 $40.0

6,000 $29.2

$30.0

4,000 3,417

$20.0 $13.7

$9.2

2,000 $10.0

0 $0.0

1Q10 1Q11 1Q12 1Q13 1Q10 1Q11 1Q12 1Q13

Adjusted EBITDA(1) Total Realized Revenues(2)

($ in mm) ($ in mm)

$45.0 $70.0

$40.7

$40.0 $59.7

$60.0

$35.0

$50.0

$30.0

$25.0 $40.0

$21.3 $32.2

$20.0 $30.0

$15.0

$10.1 $20.0 $15.5

$10.0 $6.1 $9.5

$5.0 $10.0

$0.0 $0.0

1Q10 1Q11 1Q12 1Q13 1Q10 1Q11 1Q12 1Q13

(1) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see Appendix

(2)	Includes realized gain on derivatives

2013 and 2014 Hedging Profile

At May 8, 2013, Matador had: Oil

1.08 million barrels of oil hedged for remainder of 2013 at weighted average floor and ceiling of $88/Bbl and $107/Bbl, respectively

5.8 Bcf of natural gas hedged for remainder of 2013 at weighted average Oil floor and ceiling of $3.25/MMBtu and $4.52/MMBtu, respectively

6.7 million gallons of natural gas liquids hedged for remainder of 2013 at weighted average price of $1.21/gal

1.68 million barrels of oil, 8.4 Bcf of natural gas and 3.7 million gallons of natural gas liquids hedged for 2014

Oil Hedges (Costless Collars)

2013 2014

Total Volume Hedged by Ceiling (Bbl) 920,000 1,680,000

Weighted Average Price ($ / Bbl) $109.30 $98.55

Total Volume Hedged by Floor (Bbl) 920,000 1,680,000

Weighted Average Price ($ / Bbl) $87.39 $87.79

Oil Hedges (Swaps)

2013 2014

Total Volume Hedged (Bbl) 160,000 -

Weighted Average Price ($ / Bbl) $90.43 -

Natural Gas Hedges (Costless Collars)

2013 2014

Total Volume Hedged by Ceiling (Bcf) 5.80 8.40

Weighted Average Price ($ / MMBtu) $4.52 $5.15

Total Volume Hedged by Floor (Bcf) 5.80 8.40

Weighted Average Price ($ / MMBtu) $3.25 $3.32

Natural Gas Liquids (NGLs) Hedges (Swaps)

2013 2014

Total Volume Hedged (gal) 6,739,200 3,708,000

Weighted Average Price ($ / gal) $1.21 $1.44

Note: Hedged volumes shown in table for 2013 are for remainder of 2013; volumes shown in table for 2014 are for full calendar year.

Reserves Summary at March 31, 2013

?Total proved reserves: 23.6 million BOE at March 31, 2013, including 10.7 million Bbl of oil and 77.5 Bcf of natural gas

?Oil reserves grew 88% to 10.7 million Bbl from 5.7 million Bbl at March 31, 2012

?PV-10(1) increased 33% to $438.1 million from $329.6 million at March 31, 2012, despite removal of close to 100 Bcf of proved undeveloped Haynesville shale gas reserves at June 30, 2012

?Oil reserves comprised 45% (1 Bbl = 6 Mcf basis) of total proved reserves at March 31, 2013, up from 17% at March 31, 2012

?Eagle Ford reserves comprised 93% of total PV-10(1) at March 31, 2013 as compared to 74% at March 31, 2012 and 93% at December 31, 2012

?Sequential growth:

??Proved developed oil reserves grew 13% to 5.4 million Bbl at March 31, 2013 from 4.8 million Bbl at December 31, 2012

??PV-10(1) increased 4% to $438.1 million at March 31, 2013 from $423.2 million at December 31, 2012

(1) PV-10 is a non-GAAP financial measure. For a reconciliation of Standardized Measure (GAAP) to PV-10 (non-GAAP), see Appendix

Appendix

Board of Directors and Special Board Advisors – Expertise and Stewardship

Board Members and Advisors	Professional Experience	Business Expertise
Dr. Stephen A. Holditch Director	- Professor Emeritus and Former Head of Dept. of Petroleum Engineering, Texas A&M University - Founder and Former President S.A. Holditch & Associates - Past President of Society of Petroleum Engineers	Oil & Gas Operations
David M. Laney Lead Director	- Past Chairman, Amtrak Board of Directors - Former Partner, Jackson Walker LLP	Law & Investments
Gregory E. Mitchell Director	- President and CEO, Toot'n Totum Food Stores	Petroleum Retailing
Dr. Steven W. Ohnimus Director	- Retired VP and General Manager, Unocal Indonesia	Oil & Gas Operations
Michael C. Ryan Director	- Partner, Berens Capital Management	International Business and Finance
Margaret B. Shannon Director	- Retired VP and General Counsel, BJ Services Co. - Former Partner, Andrews Kurth LLP	Law and Corporate Governance
Carlos M. Sepulveda, Jr. Director	- Retired President and CEO, Interstate Battery System International, Inc. - Chairman of the Board, Triumph Bancorp, Inc. - Director and Audit Chair, Cinemark Holdings, Inc.	Business and Finance
Marlan W. Downey Special Board Advisor	- Retired President, ARCO International - Former President, Shell Pecten International - Past President of American Association of Petroleum Geologists	Oil & Gas Exploration
Wade I. Massad Special Board Advisor	- Managing Member, Cleveland Capital Management, LLC - Former EVP Capital Markets, Matador Resources Company - Formerly with KeyBanc Capital Markets and RBC Capital Markets	Capital Markets
Edward R. Scott, Jr. Special Board Advisor	- Former Chairman, Amarillo Economic Development Corporation - Law Firm of Gibson, Ochsner & Adkins	Law, Accounting and Real Estate Development
W.J. "Jack" Sleeper, Jr. Special Board Advisor	- Retired President, DeGolyer and MacNaughton (Worldwide Petroleum Consultants)	Oil & Gas Executive Management

45

Proven Management Team – Experienced Leadership

Management Team	Background and Prior Affiliations	Industry Experience	Matador Experience
Joseph Wm. Foran Founder, Chairman and CEO	- Matador Petroleum Corporation, Foran Oil Company, J Cleo Thompson Jr. and Thompson Petroleum Corp.	33 years	Since Inception
David E. Lancaster EVP and COO	- Schlumberger, S.A. Holditch & Associates, Inc., Diamond Shamrock	34 years	Since 2003
Matthew V. Hairford EVP and Head of Operations	- Samson, Sonat, Conoco	29 years	Since 2004
David F. Nicklin Executive Director of Exploration	- ARCO, Senior Geological Assignments in UK, Angola, Norway and the Middle East	42 years	Since 2007
Bradley M. Robinson VP and CTO	- Schlumberger, S.A. Holditch & Associates, Inc., Marathon	36 years	Since Inception
Craig N. Adams VP and General Counsel	- Baker Botts L.L.P., Thompson & Knight LLP	20 years	Since 2012
Ryan C. London VP and General Manager	- Matador Resources Company	9 years	Since 2003
Kathryn L. Wayne Controller and Treasurer	- Matador Petroleum Corporation, Mobil	28 years	Since Inception

46

South Texas: Pearsall Play

CHK – Wilson C #1H

3.2 MMcf/d, 334 Bbl/d Cabot/Osaka JV

97 Bbls/MMcf Osaka 35% ($14,285/ac. – 17,500ac.) Abnd. For EGFD 6 Horiz. Drilled

3	Permits

Schorp-White Ranch #101H 1st full mo. – 4,535 Bbl, 43MMcf RH Pickens #101H 1st full mo. – 5,339 Bbl, 16MMcf

Liq uid pot

en Cheyenne tia EOG Tests l in Chilipitin LTD #101H Permit crea Cheyenne 500 – 2000 Bbl/mo. ses Rockin S #1H Temp. Abnd. or EGFD Horiz.

Completed 12-21-2012

Valence Oper.

4	drilling wells and
2	Permits

Murray #1H CHK

IP: 258Bbl/d, 106Mcf/d Ralph Edwards E #1H Completed- Jan ‘13

IP: 135 Bbl/d, 1752 Mcf/d 17/64” w/ 2797 Ftp 5 mo.cum 6,917 Bbl, 153 MMcf CHK—Avant D #1H

Suspended, waiting on Anadarko further completion work

EOG Rosetta Newfield Robert Hindes #1H

Tom Hanks #1

Chesapeake Completed and IP: 263 Bbl/d, 4.3 MMCF/d

Shell waiting on hook-up. 26/64” w/ 1977 Ftp CHK – Brownlow #1H

Gas Activity Could not test

Cheyenne

Indio Tanks Horiz. program

4 horizs w/ 700 to 450 Bbl/d Top Pearsall Depth Map Plus 4 to 6 MMcf/d CI = 500’ Yields 83 to 63 Bbls/MMcf Cromwell #1H – 5 mo. 4 MBbl, 71 MMcf A Williams B #1H – 5 mo. 20 MBbl, 129 MMcf ZCW #1H – 5 mo. – 17 MBbl, 154 Mcf

Note: All acreage at May 15, 2013. Well data from public information as of April 2013.

Adjusted EBITDA Reconciliation

This investor presentation includes the non-GAAP financial measure of Adjusted EBITDA. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. “GAAP” means Generally Accepted Accounting Principles in the United States of America. The Company believes Adjusted EBITDA helps it evaluate its operating performance and compare its results of operations from period to period without regard to its financing methods or capital structure. The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-based compensation expense, and net gain or loss on asset sales and inventory impairment. Adjusted EBITDA is not a measure of net income (loss) or net cash provided by operating activities as determined by GAAP.

Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income (loss) or net cash provided by operating activities as determined in accordance with GAAP or as an indicator of the Company’s operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components of understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure. Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. The following table presents the calculation of Adjusted EBITDA and the reconciliation of Adjusted EBITDA to the GAAP financial measures of net income (loss) and net cash provided by operating activities, respectively, that are of a historical nature. Where references are forward-looking or prospective in nature, and not based on historical fact, the table does not provide a reconciliation. The Company could not provide such reconciliation without undue hardship because the forward-looking Adjusted EBITDA numbers included in this investor presentation are estimations, approximations and/or ranges. In addition, it would be difficult for the Company to present a detailed reconciliation on account of many unknown variables for the reconciling items.

Adjusted EBITDA Reconciliation

The following table presents our calculation of Adjusted EBITDA and reconciliation of Adjusted EBITDA to the GAAP financial measures of net income (loss) and net cash provided by operating activities, respectively.

	Year Ended December 31,						Three Months Ended March 31,			
(In thousands)	2007	2008	2009	2010	2011	2012	2010	2011	2012	2013
Unaudited Adjusted EBITDA reconciliation to Net Income (Loss):										
Net (loss) income	($300)	$103,878	($14,425)	$6,377	($10,309)	($33,261)	$5,676	($27,596)	$3,801	($15,505)
Interest expense	-	-	-	3	683	1,002	-	106	308	1,271
Total income tax provision (benefit)	-	20,023	(9,925)	3,521	(5,521)	(1,430)	2,975	(6,906)	3,064	46
Depletion, depreciation and amortization	7,889	12,127	10,743	15,596	31,754	80,454	3,362	7,111	11,205	28,232
Accretion of asset retirement obligations	70	92	137	155	209	256	38	39	53	81
Full-cost ceiling impairment	-	22,195	25,244	-	35,673	63,475	-	35,673	-	21,230
Unrealized loss (gain) on derivatives	211	(3,592)	2,375	(3,139)	(5,138)	4,802	(6,093)	1,668	3,270	4,825
Stock-based compensation expense	220	665	656	898	2,406	140	186	53	(363)	492
Net loss (gain) on asset sales and inventory impairment	-	(136,977)	379	224	154	485	-	-	-	-
Adjusted EBITDA	**$8,090**	**$18,411**	**$15,184**	**$23,635**	**$49,911**	**$115,923**	**$6,142**	**$10,148**	**$21,338**	**$40,672**

	Year Ended December 31,						Three Months Ended March 31,			
(In thousands)	2007	2008	2009	2010	2011	2012	2010	2011	2012	2013
Unaudited Adjusted EBITDA reconciliation to Net Cash Provided by Operating Activities:										
Net cash provided by operating activities	$7,881	$25,851	$1,791	$27,273	$61,868	$124,228	$7,673	$12,732	$5,110	$32,229
Net change in operating assets and liabilities	209	(17,888)	15,717	(2,230)	(12,594)	(9,307)	(1,531)	(2,690)	15,920	7,126
Interest expense	-	-	-	3	683	1,002	-	106	308	1,271
Current income tax provision (benefit)	-	10,448	(2,324)	(1,411)	(46)	-	0	0	0	46
Adjusted EBITDA	**$8,090**	**$18,411**	**$15,184**	**$23,635**	**$49,911**	**$115,923**	**$6,142**	**$10,148**	**$21,338**	**$40,672**

49

PV-10 Reconciliation

PV-10 is a non-GAAP financial measure and generally differs from Standardized Measure, the most directly comparable GAAP financial measure, because it does not include the effects of income taxes on future net revenues. PV-10 is not an estimate of the fair market value of the Company’s properties. Matador and others in the industry use PV-10 as a measure to compare the relative size and value of proved reserves held by companies and of the potential return on investment related to the companies’ properties without regard to the specific tax characteristics of such entities. The PV-10 at March 31, 2013, December 31, 2012, March 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 may be reconciled to the Standardized Measure of discounted future net cash flows at such dates by reducing PV-10 by the discounted future income taxes associated with such reserves. The discounted future income taxes at March 31, 2013, December 31, 2012, March 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 were, in millions, $31.1, $28.6, $42.2, $33.2, $8.8, $5.3 and $0.8 respectively.

We have not provided a reconciliation of PV-10 to Standardized Measure where references are forward-looking, estimates or prospective in nature. We could not provide such a reconciliation without undue hardship on account of many unknown variables for the reconciling items.